                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
          End of Period Collection Account Balance as of Prior Payment Date:                                             775,873.02
          Available Funds:
                  Contract Payments due and received in this period                                                    4,131,919.91
                  Contract Payments due in prior period(s) and received in this period                                   381,542.04
                  Contract Payments received in this period for next period                                              136,449.83
                  Sales, Use and Property Tax payments received                                                           53,284.27
                  Prepayment Amounts related to early termination in this period                                       2,700,482.04
                  Servicer Advance                                                                                       548,504.54
                  Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
                  Transfer from Reserve Account                                                                           11,327.70
                  Interest earned on Collection Account                                                                   18,140.27
                  Interest earned on Affiliated Account                                                                      873.20
                  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                   Section 5.03                                                                                                0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
                   < Predecessor contract)                                                                                     0.00
                  Amounts paid under insurance policies                                                                        0.00
                  Maintenance, Late Charges and any other amounts                                                         26,505.53

                                                                                                                      --------------
          Total Available Funds                                                                                        8,784,902.35
          Less: Amounts to be Retained in Collection Account                                                             751,124.56
                                                                                                                      --------------
          AMOUNT TO BE DISTRIBUTED                                                                                     8,033,777.79
                                                                                                                      ==============


          DISTRIBUTION OF FUNDS:
                  1.    To Trustee -  Fees                                                                                     0.00
                  2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                       381,542.04
                  3.    To Noteholders (For Servicer Report immediately following the Final Additional
                         Closing Date)
                             a) Class A1 Principal and Interest                                                                0.00
                             a) Class A2 Principal (distributed after A1 Note matures) and Interest                            0.00
                             a) Class A3 Principal (distributed after A2 Note matures) and Interest                    6,098,650.41
                             a) Class A4 Principal (distributed after A3 Note matures) and Interest                      219,862.50
                             a) Class A5 Principal (distributed after A4 Note matures) and Interest                      234,054.83
                             b) Class B Principal and Interest                                                           111,848.62
                             c) Class C Principal and Interest                                                           224,844.89
                             d) Class D Principal and Interest                                                           151,338.08
                             e) Class E Principal and Interest                                                           196,947.46

                  4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                0.00
                  5.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                             a) Residual Interest (Provided no Restricting or Amortization Event in effect)               47,261.34
                             b) Residual Principal (Provided no Restricting or Amortization Event in effect)             199,234.84
                             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event
                                  in effect)                                                                              11,327.70
                  6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other
                         Amounts                                                                                          98,803.27
                  7.    To Servicer, Servicing Fee and other Servicing Compensations                                      58,061.81
                                                                                                                      --------------
          TOTAL FUNDS DISTRIBUTED                                                                                      8,033,777.79
                                                                                                                      ==============

                                                                                                                      --------------
          End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
           Funds (if any)}                                                                                               751,124.56
                                                                                                                      ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,511,821.93
           - Add Investment Earnings                                                                                      11,327.70
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
           - Less Distribution to Certificate Account                                                                     11,327.70
                                                                                                                      --------------
End of period balance                                                                                                 $2,511,821.93
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,511,821.93
                                                                                                                      ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Pool A                                                    111,590,289.97
                      Pool B                                                     24,650,729.23
                                                                                ---------------
                                                                                                      136,241,019.20
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   596,626.51
Class A Monthly Interest - Pool B                                                   131,797.13

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                4,969,705.74
Class A Monthly Principal - Pool B                                                  854,438.36
                                                                                ---------------
                                                                                                        5,824,144.10
Ending Principal Balance of the Class A Notes
                      Pool A                                                    106,620,584.23
                      Pool B                                                     23,796,290.87
                                                                                ---------------
                                                                                                      ---------------
                                                                                                      130,416,875.10
                                                                                                      ===============

-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000                       Ending Principal
Original Face $221,020,000            Original Face $221,020,000                      Balance Factor
           $ 3.295736                                        $ 26.351208                        59.006821%
-----------------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                                           0.00
                      Class A2                                                           0.00
                      Class A3                                                  52,621,019.20
                      Class A4                                                  41,000,000.00
                      Class A5                                                  42,620,000.00
                                                                                --------------

Class A Monthly Interest                                                                             136,241,019.20
                      Class A1 (Actual Number Days/360)                                  0.00
                      Class A2                                                           0.00
                      Class A3                                                     274,506.31
                      Class A4                                                     219,862.50
                      Class A5                                                     234,054.83
                                                                                --------------

Class A Monthly Principal
                      Class A1                                                           0.00
                      Class A2                                                           0.00
                      Class A3                                                   5,824,144.10
                      Class A4                                                           0.00
                      Class A5                                                           0.00
                                                                                --------------
                                                                                                       5,824,144.10
Ending Principal Balance of the Class A Notes
                      Class A1                                                           0.00
                      Class A2                                                           0.00
                      Class A3                                                  46,796,875.10
                      Class A4                                                  41,000,000.00
                      Class A5                                                  42,620,000.00
                                                                                --------------
                                                                                                     ---------------
                                                                                                     130,416,875.10
                                                                                                     ===============

Class A3
-----------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000                       Ending Principal
Original Face $62,400,000             Original Face $62,400,000                       Balance Factor
            $ 4.39914                                        $ 93.335643                        74.994992%
-----------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                                   Pool A                                       1,902,471.90
                                   Pool B                                         420,267.59
                                                                                -------------
                                                                                                   2,322,739.49

         Class B Overdue Interest, if any                                               0.00
         Class B Monthly Interest - Pool A                                         10,289.20
         Class B Monthly Interest - Pool B                                          2,272.95
         Class B Overdue Principal, if any                                              0.00
         Class B Monthly Principal - Pool A                                        84,720.52
         Class B Monthly Principal - Pool B                                        14,565.95
                                                                                -------------
                                                                                                      99,286.47
         Ending Principal Balance of the Class B Notes
                                   Pool A                                       1,817,751.38
                                   Pool B                                         405,701.64
                                                                                -------------
                                                                                                   -------------
                                                                                                   2,223,453.02
                                                                                                   =============

         -------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000                Ending Principal
         Original Face $3,768,000           Original Face $3,768,000                 Balance Factor
                        $ 3.333904                             $ 26.349912                     59.008838%
         -------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE


         Beginning Principal Balance of the Class C Notes
                                   Pool A                                       3,805,744.57
                                   Pool B                                         840,734.44
                                                                                -------------
                                                                                                   4,646,479.01

         Class C Overdue Interest, if any                                               0.00
         Class C Monthly Interest - Pool A                                         21,518.31
         Class C Monthly Interest - Pool B                                          4,753.65
         Class C Overdue Principal, if any                                              0.00
         Class C Monthly Principal - Pool A                                       169,441.04
         Class C Monthly Principal - Pool B                                        29,131.89
                                                                                -------------
                                                                                                     198,572.93
         Ending Principal Balance of the Class C Notes
                                   Pool A                                       3,636,303.53
                                   Pool B                                         811,602.55
                                                                                -------------
                                                                                                   -------------
                                                                                                   4,447,906.08
                                                                                                   =============

         -------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000                Ending Principal
         Original Face $7,537,000           Original Face $7,537,000                 Balance Factor
                        $ 3.485732                             $ 26.346415                     59.014277%
         -------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                   Pool A                                       2,536,629.23
                                   Pool B                                         560,356.77
                                                                                -------------
                                                                                                   3,096,986.00

         Class D Overdue Interest, if any                                               0.00
         Class D Monthly Interest - Pool A                                         15,526.28
         Class D Monthly Interest - Pool B                                          3,429.85
         Class D Overdue Principal, if any                                              0.00
         Class D Monthly Principal - Pool A                                       112,960.69
         Class D Monthly Principal - Pool B                                        19,421.26
                                                                                -------------
                                                                                                     132,381.95
         Ending Principal Balance of the Class D Notes
                                   Pool A                                       2,423,668.54
                                   Pool B                                         540,935.51
                                                                                -------------
                                                                                                   -------------
                                                                                                   2,964,604.05
                                                                                                   =============

         -------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000                Ending Principal
         Original Face $5,024,000           Original Face $5,024,000                 Balance Factor
                        $ 3.773115                             $ 26.349910                     59.008839%
         -------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                                   Pool A                                       3,172,388.02
                                   Pool B                                         700,844.50
                                                                                -------------
                                                                                                   3,873,232.52

         Class E Overdue Interest, if any                                               0.00
         Class E Monthly Interest - Pool A                                         25,775.65
         Class E Monthly Interest - Pool B                                          5,694.36
         Class E Overdue Principal, if any                                              0.00
         Class E Monthly Principal - Pool A                                       141,200.87
         Class E Monthly Principal - Pool B                                        24,276.58
                                                                                -------------
                                                                                                     165,477.45
         Ending Principal Balance of the Class E Notes
                                   Pool A                                       3,031,187.15
                                   Pool B                                         676,567.92
                                                                                -------------
                                                                                                   -------------
                                                                                                   3,707,755.07
                                                                                                   =============

         -------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000                Ending Principal
         Original Face $6,282,000           Original Face $6,282,000                 Balance Factor
                        $ 5.009553                             $ 26.341523                     59.021889%
         -------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                   Pool A                                             3,809,678.08
                                   Pool B                                               841,359.09
                                                                                -------------------
                                                                                                                   4,651,037.17

         Residual Interest - Pool A                                                      38,994.70
         Residual Interest - Pool B                                                       8,266.64
         Residual Principal - Pool A                                                    170,005.84
         Residual Principal - Pool B                                                     29,229.00
                                                                                -------------------
                                                                                                                     199,234.84
         Ending Residual Principal Balance
                                   Pool A                                             3,639,672.24
                                   Pool B                                               812,130.09
                                                                                -------------------
                                                                                                                   -------------
                                                                                                                   4,451,802.33
                                                                                                                   =============


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                            58,061.81
          - Servicer Advances reimbursement                                                                          381,542.04
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           98,803.27
                                                                                                                   -------------
         Total amounts due to Servicer                                                                               538,407.12
                                                                                                                   =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                           126,817,201.80

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                              0.00

            Decline in Aggregate Discounted Contract Balance                                                          5,648,034.71
                                                                                                                   ----------------
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               ending of the related Collection Period                                                              121,169,167.09
                                                                                                                   ================

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances                      3,088,108.08

                - Principal portion of Prepayment Amounts                                            2,559,926.63

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                       Contracts during the Collection Period                                                0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                       Collection Period                                                                     0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                       during Collection Period                                                              0.00

                                                                                                     -------------
                                           Total Decline in Aggregate Discounted Contract Balance    5,648,034.71
                                                                                                     =============


POOL B
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                            28,014,291.66

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                              0.00

            Decline in Aggregate Discounted Contract Balance                                                            971,063.03
                                                                                                                   ----------------
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               ending of the related Collection Period                                                               27,043,228.63
                                                                                                                   ================

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments and Servicer Advances                         834,184.90

                - Principal portion of Prepayment Amounts                                              136,878.13

                - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

                - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                       Contracts during the Collection Period                                                0.00

                - Aggregate Discounted Contract Balance of Substitute Contracts added during
                       Collection Period                                                                     0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                       during Collection Period                                                              0.00

                                                                                                     -------------
                                           Total Decline in Aggregate Discounted Contract Balance      971,063.03
                                                                                                     =============

                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   148,212,395.72
                                                                                                                   ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                          Predecessor
                                                    Discounted                    Predecessor           Discounted
        Lease #            Lessee Name              Present Value                 Lease #               Present Value
        ------------------------------------------  -------------------------     ------------------    ---------------------------
        2199-001           Regional Radiology, LLC             $1,112,975.58      1881-001                           $2,435,321.88
        1231-041           Radnet Management, Inc.               $953,502.31
        1560-013           Drew Medical Inc                      $342,866.78
                           Cash                                   $25,977.21



                                                    -------------------------                           ---------------------------
                                                    Totals:    $2,435,321.88                                         $2,435,321.88

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
            CONTRACTS                                                                                                $2,435,321.88
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                      NO     X
                                                                                  --------------           --------

        POOL B                                                                                          Predecessor
                                                    Discounted                    Predecessor           Discounted
        Lease #            Lessee Name              Present Value                 Lease #               Present Value
        ------------------------------------------  -------------------------     ------------------    ---------------------------
                           NONE



                                                    -------------------------                            ---------------------------
                                                    Totals:             $0.00                                                 $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $50,047,123.17
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                      NO     X
                                                                                  --------------           --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                             Predecessor
                                                                     Discounted                Predecessor   Discounted
         Lease #       Lessee Name                                   Present Value             Lease #       Present Value
         --------------------------------------------------          -----------------------   -----------   ----------------------
         408-502       Western Kentucky Diagnostic                              $495,646.95    277-103                $2,561,363.27
         1042-501      Pinnacle Imaging, Inc.                                 $1,631,421.93    1513-002                 $953,250.10
         2375-001      Tuscarawas Ambulatory                                  $1,286,730.05    1725-002                 $588,254.35
         1097-506      Advanced Healthcare Resources                            $675,567.93
                       Cash                                                      $13,500.87
         2545-002      Presgar L.C.                                             $964,543.83    2205-001               $3,763,600.22
         2907-001      Laser  Vision Centers, Inc.                              $472,557.70
         2000667-2     Hartford Hospital, Inc.                                    190558.39
         2004051-2     Health Care Solutions                                      695143.77
         2004051-3     Health Care Solutions                                      993964.93
         2004887-1     BBC Healthcare International, L.L.C.                        212022.6
         2005804-1     Otsego Memorial Hospital                                   236366.53

                                                                     -----------------------                 ----------------------
                                                              Totals:         $7,868,025.48                           $7,866,467.94


         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               7,866,467.94
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $201,135,070.09
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      3.91%
DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $3,763,600.22
b)  Total discounted Contract Balance of Substitute Receivables                                $3,765,157.75
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                      - $    1,557.53

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                                  YES    X                       NO
                                                                                  --------                       -----

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                     Discounted                Predecessor   Discounted
         Lease #       Lessee Name                                   Present Value             Lease #       Present Value
         --------------------------------------------------          -----------------------   -----------   ----------------------
         1528-003      U.S. Neurosurgical, Inc.                                $642,004.10     960-501                  $82,012.38
         2826-003      Newark Health Imaging, L.L.C.                           $205,317.69     960-502                  $28,390.17
         2906-001      Laser Vision Centers, Inc.                              $496,511.61     1043-501                $641,289.38
                       Cash                                                      $3,932.26     1043-502                $596,073.73



                                                                     -----------------------                -----------------------
                                                                     Totals: $1,347,765.66                           $1,347,765.66

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $1,347,765.66
  b) ADCB OF POOL B AT CLOSING DATE                                                                                 $50,047,123.17
* c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            2.69%

  ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED
TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.
DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $1,347,765.66
b)  Total discounted Contract Balance of Substitute Receivables                                $1,343,833.41
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution                    $3,932.26
     & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                                  YES    X                       NO
                                                                                  --------                       ----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

XV.    POOL PERFORMANCE MEASUREMENTS


1.                                    AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
       This Month                                         561,543.18           This Month                          148,212,395.72
       1 Month Prior                                    4,353,372.01           1 Month Prior                       154,831,493.46
       2 Months Prior                                   5,414,515.29           2 Months Prior                      158,890,569.16

       Total                                           10,329,430.48           Total                               461,934,458.34

       a) 3 MONTH AVERAGE                               3,443,143.49           b) 3 MONTH AVERAGE                  153,978,152.78

       c) a/b                                                  2.24%


2.     Does a Delinquency Condition Exist (1c > 6%)?
                                                                               Yes                  No                 X
                                                                                   -----------------           ------------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                   Yes                  No                 X
                                                                                   -----------------           ------------------
       B. An Indenture Event of Default has occurred and is then continuing?   Yes                  No                 X
                                                                                   -----------------           ------------------

4.     Has a Servicer Event of Default occurred?                               Yes                  No                 X
                                                                                   -----------------           ------------------


5.     Amortization Event Check

       A. Is 1c  > 8%?                                                         Yes                  No                 X
                                                                                   -----------------           ------------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                Yes                  No                 X
                                                                                   -----------------           ------------------
       C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date? Yes                  No                 X
                                                                                   -----------------           ------------------




6.     Aggregate Discounted Contract Balance at Closing Date                   Balance  $       251,182,193.26
                                                                                       --------------------------------------

       DELINQUENT LEASE SUMMARY

                        Days Past Due                               Current Pool Balance                                # Leases
                        -------------                               --------------------                                --------
                              31 - 60                                       6,537,628.58                                      30
                              61 - 90                                       7,094,423.05                                      11
                             91 - 180                                         561,543.18                                      22

       Approved By:
       Lisa J. Cruikshank
       Vice President